Exhibit 99

			FORM 3 JOINT FILER INFORMATION

Name:						NCP General Partner III, LLC

Address:					One Buckhead Plaza
						3060 Peachtree Road, Suite 780
						Atlanta, GA 30305-2240

Designated Filer:				NCP-1, L.P.

Issuer & Ticker Symbol:			HireRight, Inc. (HIRE)

Date of Event Requiring Statement:	08/07/2007

Signature:

NCP General Partner III, LLC

	By: /s/ Lawrence E. Mock, Jr.
	Lawrence E. Mock, Jr., Manager




Name:						Navigation Capital Partners III, L.P.

Address:					One Buckhead Plaza
						3060 Peachtree Road, Suite 780
						Atlanta, GA 30305-2240

Designated Filer:				NCP-1, L.P.

Issuer & Ticker Symbol:			HireRight, Inc. (HIRE)

Date of Event Requiring Statement:	08/07/2007

Signature:

Navigation Capital Partners III, L.P.

	By:	NCP General Partner III, LLC,
		its general partner

			By: /s/ Lawrence E. Mock, Jr.
			Lawrence E. Mock, Jr., Manager










Name:						MV-I GP, LLC

Address:					One Buckhead Plaza
						3060 Peachtree Road, Suite 780
						Atlanta, GA 30305-2240

Designated Filer:				NCP-1, L.P.

Issuer & Ticker Symbol:			HireRight, Inc. (HIRE)

Date of Event Requiring Statement:	08/07/2007

Signature:

MV-I GP, LLC

	By:	Navigation Capital Partners III, L.P.,
		its sole member

		By:	NCP General Partner III, LLC,
			its general partner

			By: /s/ Lawrence E. Mock, Jr.
			Lawrence E. Mock, Jr., Manager




Name:						Lawrence E. Mock, Jr.

Address:					One Buckhead Plaza
						3060 Peachtree Road, Suite 780
						Atlanta, GA 30305-2240

Designated Filer:				NCP-1, L.P.

Issuer & Ticker Symbol:			HireRight, Inc. (HIRE)

Date of Event Requiring Statement:	08/07/2007

Signature:

/s/ Lawrence E. Mock, Jr.
Lawrence E. Mock, Jr.